NUMBER
CERT.9999

Only Natural Wellness Corporation

SHARES
*********9,000,000***********

INCORPORATED UNDER THE LAWS OF THE STATE OF FLORIDA

$0.001 PAR VALUE COMMON STOCK

COMMON STOCK

THIS CERTIFIES THAT * SPECIMEN *

Is The Owner of * NINE MILLION *

FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OF
Only Natural Wellness Corporation

Transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

Dated: JANUARY 01, 2009

COUNTERSIGNED AND REGISTERED:
VSTOCK TRANSFER, LLC
Transfer Agent and Registrar

By:_______________________________
AUTHORIZED SIGNATURE

President, CEO, CFO, DIRECTOR

#9-P-2 • Copyright© 2013 / Reynolds Graphics, Inc. / Salt Lake City, Utah

1

The following abbreviations, when used in the inscription on the face of this certificate, shall be constructed as though they were written out in full according to applicable laws or regulations.

TEN COM	- as tenants in common	UNF GIFT MIN ACT	Custodian
TEN ENT	- as tenants by entireties
JT TEN	as joint tenants with the right of survivorship and not as tenants in common
Act
(State)

Additional abbreviations may also be used though not in the above list.

For value received, ________________________________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER INDENTIFYING NUMBER OF ASSIGNEE

(please print or typewrite name and address, including zip code, of assignee)

shares

of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

, Attorney
to transfer the said stock on the books of the within name Corporation with full power of substitution in the premises.

Dated:
X

THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THIS CERTIFICATE, THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (Banks, Stockbrokers, Savings and Loan Association and Credit unions).

SIGNATURE GUARANTEED:

TRANSFER FEE WILL APPLY